UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015

Commission File Number 000-54530

GOPHER PROTOCOL INC.

(Exact name of small business issuer as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

23129 Cajalco Road, Perris, CA 92570

(Address of principal executive offices)

888-685-7336

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03      Amendments To Articles Of Incorporation Or Bylaws; Change In Fiscal Year

On April 29, 2015, Gopher Protocol Inc. (the “Company”) amended its articles of incorporation to increase its authorized shares of common stock from 2,000,000 to 500,000,000 (the “Increase Amendment”). The Increase Amendment was approved by the board of directors as well as the shareholders holding a majority of the issued and outstanding shares of common stock pursuant to a written consent dated March 13, 2015.

Item 9.01      Financial Statements and Exhibits

(d)           Exhibits

Exhibit
Number	Description

3.1	Certificate of Amendment to the Articles of Incorporation of Gopher Protocol Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOPHER PROTOCOL INC.

By:	/s/ Michael Murray
Name:	Michael Murray
Title:	CEO, President, Secretary, Treasurer and Director

Date:   April 30, 2015

             Perris, California